UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2012

WRIGHT MEDICAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32883	13-4088127
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

5677 Airline Road, Arlington, Tennessee	38002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 867-9971

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
The information included in Item 8.01 is incorporated herein by reference.
Item 8.01 Other Events.
Wright Medical Group, Inc., a Delaware corporation (“Wright”) and BioMimetic Therapeutics, Inc., a Delaware corporation (“BioMimetic”) issued a joint press release dated November 19, 2012 announcing the execution of an Agreement and Plan of Merger, dated as of November 19, 2012, by and among Wright, BioMimetic and Wright's wholly-owned merger subsidiaries, Achilles Merger Subsidiary, Inc., a Delaware corporation and Achilles Acquisition Subsidiary, LLC, a Delaware limited liability company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K.
Forward-Looking Statements
This Current Report on Form 8-K and the press release attached as an exhibit hereto and incorporated herein by reference may contain “forward-looking statements” as defined under U.S. federal securities laws. These statements reflect management's current knowledge, assumptions, beliefs, estimates, and expectations and express management's current view of future performance, results, and trends. Forward looking statements may be identified by their use of terms such as anticipate, believe, could, estimate, expect, intend, may, plan, predict, project, will, and other similar terms. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements. In addition to those described below, forward looking statements contained in this Current Report and in the press release include, without limitation, statements concerning the possibility of FDA approval of Augment Bone Graft, statements regarding market acceptance of, and expected annual market demand for Augment Bone Graft, statements regarding the expected impact of the transaction with BioMimetic on Wright's adjusted EBITDA and other financial results, and statements about the timing and expected benefits of the transaction. The reader should not place undue reliance on forward-looking statements. Such statements are made as of the date of this Current Report and the press release, and Wright undertakes no obligation to update such statements after this date. In addition to those described above, risks and uncertainties that could cause Wright's actual results to materially differ from those described in forward-looking statements are discussed in Wright's filings with the Securities and Exchange Commission (including those described in Item 1A of Wright's Annual Report on Form 10-K for the year ended December 31, 2011 and Wright's Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, in each case under the heading “Risk Factors” and elsewhere in such filings). By way of example and without implied limitation, such risks and uncertainties include: the failure of BioMimetic stockholders to adopt the merger agreement or the failure of either Wright or BioMimetic to meet any of the other conditions to the closing of the transaction, the failure to realize the anticipated benefits from the transaction or delay in realization thereof, future actions of the United States Attorney's office, the FDA, the Department of Health and Human Services or other U.S. or foreign government authorities that could delay, limit or suspend Wright's development, manufacturing, commercialization and sale of products, or result in seizures, injunctions, monetary sanctions or criminal or civil liabilities; any actual or alleged breach of the Corporate Integrity Agreement to which Wright is subject through September 2015 which could expose Wright to significant liability including exclusion from Medicare, Medicaid and other federal healthcare programs, potential criminal prosecution, and civil and criminal fines or penalties; adverse outcomes in existing product liability litigation; new product liability claims; inadequate insurance coverage; the possibility of private securities litigation or shareholder derivative suits; demand for and market acceptance of Wright's new and existing products; potentially burdensome tax measures; lack of suitable business development opportunities; product quality or patient safety issues; challenges to Wright's intellectual property rights; geographic and product mix impact on Wright's sales; Wright's inability to retain key sales representatives, independent distributors and other personnel or to attract new talent; inventory reductions or fluctuations in buying patterns by wholesalers or distributors; inability to realize the anticipated benefits of restructuring initiatives; negative impact of the commercial and credit environment on Wright, Wright's customers and Wright's suppliers; and the potentially negative effect of Wright's ongoing compliance enhancements on Wright's relationships with customers, and on Wright's ability to deliver timely and effective medical education, clinical studies, and new products.
Additional Information
This communication is being made in respect of the proposed merger transaction involving Wright and BioMimetic. In connection with the proposed transaction, Wright intends to file with the SEC a registration statement on Form S-4, which will include a proxy statement/prospectus and other relevant materials in connection with the proposed transaction, and each of Wright and BioMimetic intend to file with the SEC other documents regarding the proposed transaction. The proxy statement/prospectus and this communicaiton are not offers to sell Wright securities and are not soliciting an offer to buy Wright securities in any state where the offer and sale is not permitted. The final proxy statement/prospectus will be mailed to the stockholders of BioMimetic. INVESTORS AND SECURITY HOLDERS OF BIOMIMETIC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND THE

OTHER RELEVANT MATERIAL CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WRIGHT AND BIOMIMETIC AND THE PROPOSED TRANSACTION.
The proxy statement/prospectus and other relevant materials (when they become available), and any and all documents filed with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Wright by directing a written request to Wright Medical Group, Inc., 5677 Airline Road, Arlington, TN 38002, Attention: Investor Relations, and by BioMimetic by directing a written request to BioMimetic Therapeutics, Inc., 389 Nichol Mill Lane, Franklin, TN 37067, Attention: Investor Relations. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Wright by going to Wright's investor information web site at http://phx.corporate-ir.net/phoenix.zhtml?c=129751&p=irol-irhome and by BioMimetic by going to BioMimetic's investor information web site at http://investor.biomimetics.com/phoenix.zhtml?c=196896&p=irol-sec.
BioMimetic and its respective executive officers and directors and other persons, including Wright and its respective executive officers and directors, may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information about the executive officers and directors of BioMimetic and their ownership of BioMimetic common stock is set forth in its annual report on Form 10-K for the year ended December 31, 2011, filed with the SEC on March 13, 2012 and the proxy statement for BioMimetic's 2012 annual meeting of stockholders, filed with the SEC on April 27, 2012. Information about the executive officers and directors of Wright is set forth in its annual report on Form 10-K for the year ended December 31, 2011, filed with the SEC on February 24, 2012 and the proxy statement for Wright's 2012 annual meeting of stockholders, filed with the SEC on March 27, 2012. Certain directors and executive officers of BioMimetic and other persons may have direct or indirect interests in the merger due to securities holdings, pre-existing or future indemnification arrangements and rights to severance payments if their employment is terminated prior to or following the transaction. If and to the extent that any of the BioMimetic participants will receive any additional benefits in connection with the transaction, the details of those benefits will be described in the proxy statement/prospectus relating to the transaction. Investors and security holders may obtain additional information regarding the direct and indirect interests of BioMimetic and its executive officers and directors in the transaction by reading the proxy statement/prospectus regarding the transaction when it becomes available.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Joint Press Release of Wright Medical Group, Inc. and BioMimetic Therapeutics, Inc., dated November 19, 2012.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 19, 2012

WRIGHT MEDICAL GROUP, INC.
By: /s/ Robert J. Palmisano
Robert J. Palmisano
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint Press Release of Wright Medical Group, Inc. and BioMimetic Therapeutics, Inc., dated November 19, 2012.